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                               GEORGE GROUP, INC.
                               ONE GALLERIA TOWER
                           13355 NOEL ROAD, SUITE 1100
                              DALLAS, TEXAS  75240




                                 MARCH 27, 1997


                          Acquisition Advisory Services
                                   Fee Letter

RBPI Holding Corporation
303 LBJ Freeway
Suite 300
Dallas, Texas

Attention: David Fiore

Ladies and Gentlemen:

     This letter shall confirm our agreement that, in consideration of our introducing you to Reliant Partners, L.P. and Reliant Partners II, L.P. (collectively, the "Purchasers") as a potential acquisition candidate, our assistance in connection with Purchasers' proposed acquisition of the stock (the "Proposed Transaction") of RBPI Holding Corporation ("RBPI"), and advice and counsel regarding the structuring of the proposed acquisition (collectively, the "Advisory Services"), you shall pay, or cause Redman Building Products, Inc. (the "Operating Company") to pay, to George Group, Inc. ("GGE"), for its own account, a consulting fee in an amount equal to $990,000, payable on the closing date of the Proposed Transaction. You hereby acknowledge and agree that, once paid, the foregoing fee shall be nonrefundable.

     This letter shall be governed by, and construed in accordance with, the laws of the State of Texas. This letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.



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     Please confirm that the foregoing is our mutual understanding by signing and returning to us an executed counterpart of this letter.

                                   Very truly yours,

                                   GEORGE GROUP, INC.


                                   By:  /s/ Michael L. George
                                       ------------------------------------
                                   Name:    Michael L. George
                                         ----------------------------------
                                   Title:   Chief Executive Officer
                                          ---------------------------------

Accepted and agreed to as
of the date first above written:

RBPI HOLDING CORPORATION


By:/s/ David G. Fiore
   -----------------------------
Name:     David G. Fiore
     ---------------------------
Title:    President
      --------------------------

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